SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Small Cap Core Fund

Effective May 1, 2010, Di Kumble will no longer serve as portfolio manager of the above-listed fund. Effective as of such date, all references to Ms. Kumble are hereby deleted.

Effective May 1, 2010, the following person is added to the portfolio management team listed under the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s prospectus.

Russell Shtern, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2010.

Effective May 1, 2010, the following person is added to the portfolio management team, as reflected under the ”MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

Russell Shtern, CFA, Vice President. Portfolio Manager

of the fund. Joined the fund in 2010.

●	Joined Deutsche Asset Management in 1999; previously served as trader’s assistant supporting program, options and equity swaps trading desks.

●	Portfolio manager for GrOWE and Tax Managed Equity: New York.

●	BBA, Pace University.

Please Retain This Supplement for Future Reference

April 30, 2010                                              [DWS INVESTMENTS LOGO]
DGF–3603                                        Deutsche Bank Group